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                                                                    EXHIBIT 23.2

                        CONSENT OF INDEPENDENT AUDITORS

As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated January 30, 1998 included in Homestead Village Incorporated's Form 10-K for the year ended December 31, 1997 and to all references to our firm included in this registration statement.

                                          Arthur Andersen LLP

November 6, 1998